EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Time Warner Inc., a Delaware corporation (the “Company”), for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 26, 2017	/s/ Jeffrey L. Bewkes
Jeffrey L. Bewkes
Chief Executive Officer
Time Warner Inc.

Date: October 26, 2017	/s/ Howard M. Averill
Howard M. Averill
Chief Financial Officer
Time Warner Inc.